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                                                                   Exhibit 23.04


                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


The Board of Directors
WhiteBarn, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



Chicago, Illinois
July 18, 2000